THE CLS ADVISORONE FUNDS

                                 Annual Report




                                 April 30, 2000





                   Clarke Lanzen Skalla Investment Firm, Inc.

2   The CLS AdvisorOne Funds


CLS ADVISORONE FUNDS            The Amerigo Fund
                                The Clermont Fund
                                14747 California Street
                                Omaha, NE  68154-1979
                                (888) 455-4244
                                (402) 493-3313

CURRENT NAV                     (800) 808-3829

TICKER SYMBOL FOR AMERIGO       CLSAX
TICKER SYMBOL FOR CLERMONT      CLERX

INVESTMENT ADVISOR              Clarke Lanzen Skalla Investment Firm, Inc.

CUSTODIAN                       Firstar Bank, N.A.
                                Firstar Tower
                                425 Walnut Street
                                Cincinnati, OH  45202

TRANSFER AGENT & DIVIDEND       Mutual Funds Service Co.
DISBURSING AGENT                6000 Memorial Drive
                                Dublin, OH  43017
                                (800) 808-3829
                                (614) 760-2108 (in Central Ohio)

LEGAL COUNSEL (AS OF 4/30/00)   Morgan, Lewis & Bockius LLP
                                1800 M Street, N.W.
                                Washington, D.C.  20030

AUDITORS                        KPMG LLP
                                Two Nationwide Plaza
                                Columbus, OH  43215


THE AMERIGO FUND'S
investment objective is capital appreciation and long-term growth of capital without regard to current income.

THE CLERMONT FUND'S
investment objective is growth of capital and a reasonable level of current income.


The CLS AdvisorOne Funds each operate as a FUND OF FUNDS which monitor the universe of mutual funds, seeks effective managers to determine which mutual funds earn the greatest returns considering the amount of risk. The objective of the CLS AdvisorOne Funds is to identify the best funds available, and put them together into one investment portfolio so you only have to make one choice. You no longer have to limit yourself to any particular mutual fund family. You can build a disciplined, diversified portfolio with one investment decision. The CLS AdvisorOne Funds provide a simple solution in a challenging investment world.

                                              Annual Report APRIL 30, 2000   3


A MESSAGE FROM THE PRESIDENT


Dear Shareholder,

AT THE TIME OF OUR LAST report in October of 1999, we spoke to you about the condition of our two funds, and described some of the unique issues experienced by a "fund of funds" manager in a decade where one asset class dominated the market.

At that time, we were pleased to report to you that Amerigo had posted 40.00% total return since its inception, and 18.32% to date (As of October 31, 1999). Clermont, our more conservative portfolio had 19.09% total return since inception, and 9.49% to date (As of October 31, 1999). We were proud of our funds then, and we are pleased to bring you news of our latest achievements.

 As of this report, Amerigo has posted 66.08% return since inception, and Clermont, again, our more conservative portfolio, has posted 28.53% since inception.

We are proud to report that, as of the date of this letter, Amerigo has grown to more than $36 million in assets, while Clermont has grown to $10 million in assets.

The fund of funds investment strategy has provided you, our investors, with a diversified portfolio of actively managed funds designed to achieve enhanced returns, and attention to risk reduction.

As we enter into our fourth year of operation, the true harvest of our hard work and dedication begins. On June 5, 2000, Amerigo and Clermont joined the Orbitex Group of Funds, a global mutual fund family with funds ranging from Info-Tech & Communications, to Energy & Basic Materials, Health & Biotechnology, Financial Services, and many more. Our funds were introduced to the Orbitex Group of Funds as THE ORBITEX ADVISORONE ASSET ALLOCATION COLLECTION. The funds' manager will remain the same.

By combining our investment expertise with the worldwide resources of Orbitex, we have the ability to provide access to global investment management, research, economists, and a new sector rotation product which is currently in the early stages of development.

We look forward to new opportunities with Orbitex's increased financial strength and access to different facets of the investment world.

It gives us great pleasure that you have chosen to take part in the CLS AdvisorOne Funds,

4   The CLS AdvisorOne Funds


and we hope you remain with us as we move into the next phase of our fund family's development. Of course, one of the most important components of the CLS AdvisorOne Funds is the expertise of our Portfolio Manager, Randy Skalla. In the next section of this report, he will discuss fund performance along with some market perspective over the past 12 months. Please take a moment to read the Fund Performance Review.

This report also contains a detailed breakdown of our funds' holdings, the financial statements, fund highlights, and accompanying notes.

I would like to thank you once again for your investment in the CLS AdvisorOne Funds. If you have any questions about this report, please call us at (888) 455-4244.

/s/ W. Patrick Clarke

W. Patrick Clarke
President, CLS AdvisorOne Funds



President's Message     3     Patrick Clarke on the CLS AdvisorOne Funds

Fund Performance        5     The manager's review of fund performance,
Review                        strategy & outlook

Portfolio of            8     A complete list of Amerigo's investments
Investments                   with their market values
(Amerigo)

Portfolio of           10     A complete list of Clermont's investments
Investments                   with their market values
(Clermont)

Financial Statements   12     Statements of assets and liabilities, operations,
                              and changes in net assets, as well as financial highlights

Notes                  18     Footnotes to the Financial Statements

                                              Annual Report APRIL 30, 2000   5


PERFORMANCE REVIEW

by Randal D. Skalla

IN THE twelve month period ending April 30, 2000, investors finally received an answer to the question, WILL THE TECHNOLOGY SECTOR EVER SLOW DOWN?

The answer was, YES.

The NASDAQ index (which includes a heavy representation of technology and internet stocks) rose sharply in November and December of `99. Recovering from any Y2K related setbacks by February of 2000, the technology stocks appeared to be invincible to any market condition or economic environment. Meanwhile, the majority of the Federal Reserve Board's 1999 policy was geared toward cooling down the economy's overheated growth, but the NASDAQ hardly broke stride. Into Spring, 2000, technology and internet were the talk of the town, or at least the word on the STREET.

The AdvisorOne Funds were able to take advantage of the growth in technology stocks in 1999 and early 2000. In January and February, however, these valuation levels approached a point that we felt would not be sustainable. We were already heavily weighted in technology, and felt the risk was too high to add new money there. In fact, AdvisorOne did not make any more purchases for that period. As a result, we ended the period with a larger than normal cash position in the funds (23% in Amerigo, and 15% in Clermont). It is important to note that we did not sell any positions to increase our weightings in cash. We simply allowed new money to build up to await a more opportune moment to purchase funds.

That strategy was very beneficial, as new money into the funds was placed in a money market position during the steep sell-off in March. The result was a more stable portfolio. Our funds were able to withstand the volatility in the first quarter, and are now positioned to buy at more favorable prices in the future.

All in all, the strong volatility following a very attractive technology and internet investing environment proved to be a very effective test of our Asset Allocation strategy once again.

The result was a more balanced investment portfolio able to provide stability in an uncertain market environment.

Said differently, LESS RISK. However, our true goal is to lower risk without sacrificing performance.

For the period of this report, that goal was accomplished. Amerigo and Clermont outperformed the S&P 500 and the Dow Jones Industrial Average on an absolute and on a "risk adjusted" basis.**** Clermont did so with a 20% position in bonds and 15% in cash. I will go into more detail in the RISK REDUCTION section of this review.

While maintaining a diverse asset allocation, the funds will be subject to drawbacks in performance by asset classes that are currently

6   The CLS AdvisorOne Funds


underperforming. For instance, bonds hurt Clermont's performance as the rising interest rate environment of 1999 pushed bond valuations lower.

Before I get into the specific analysis of Amerigo and Clermont, I will point out that we have held most of our funds' positions with little need to make major trades in either portfolio. As you turn to the portfolio of investments later in this report, you will notice very low fund turnover in both funds.

AMERIGO FUND REVIEW

The total return for the Amerigo Fund during the past twelve months ending April 30, 2000 was 28.48%. During the same time period the S&P 500 Composite Stock Price Index* gained 10.09%, and the Dow Jones Industrial Average ** gained 1.01%. As was true in the last report, Amerigo benefitted from strong growth in international funds, as well as small caps. The two best performing positions in Amerigo were Janus Overseas, which was up 80.22% for the period of this report, and Montgomery Global Long Short #, up 81.79% for the period. We continue to watch for future opportunities in small cap and international markets.

CLERMONT FUND REVIEW

The total return for the Clermont Fund during the past twelve months ending April 30, 2000 was 11.12%. During the same time period the S&P 500 Composite Stock Price Index* gained 10.09%, and the Dow Jones Industrial Average ** gained 1.01%.

Like Amerigo, part of Clermont's strength over this twelve month period comes from its international positions. It also benefited from positions in small cap funds. Clermont used such positions to stay competitive, and actually beat the S&P 500 despite a large position in bonds and cash. The top performing funds in Clermont were the Montgomery Global Long Short fund, up 81.79% for the period, and Rydex OTC, up 74.43%.

RISK REDUCTION

One of the key features of both the


[GRAPH] The following information was presented as a bar graph:

Total Returns
for The CLS             Amerigo - 28.48%
AdvisorOne              Clermont - 11.12%
Funds Since             S&P 500* - 10.09%
May 1, 1999             Dow Jones Industrial Average** - 1.01%
through April           EAFE*** - 18.20%
30, 2000.


* STANDARD & POOR'S 500 INDEX is an unmanaged group of mid to large u.s. capitalization securities considered to be representative of the stock market in general and does not contain bond and international positions that may effect an accurate comparison. An investment cannot be made directly in an index.

** DOW JONES INDUSTRIAL AVERAGE is a price -weighted average of 30 actively traded Blue Chip, primarily industrial stocks.

*** EAFE IL is the EUROPE & AUSTRALASIA, FAR EAST EQUITY index for international stock portfolios listed in local currency.

# Montgomery Global Long Short fund was purchased on May 20, 1999. For the period it was held by Amerigo, it gained 76.02%.

                                              Annual Report APRIL 30, 2000   7


Amerigo Fund and the Clermont Fund is the attention to risk that is given in managing the funds. Both funds are designed to provide a very respectable return while taking only a moderate amount of risk. Taking less risk than Amerigo by design, the Clermont Fund should retain more of its value in a down market than the Amerigo Fund. Conversely, The Amerigo Fund is designed to take more risk than the Clermont Fund, so its returns during up markets should be expected to outperform those of the Clermont Fund.


FOR THE PERIOD OF THIS REPORT, NOT ONLY DID THE FUNDS OUTPERFORM THE S&P 500 INDEX ON A RISK ADJUSTED BASIS, BUT ALSO ON A TOTAL RETURN BASIS.****

                              TOTAL RETURNS

                        1 Year      Since Inception
                        ------      ---------------
        Amerigo         28.48%          66.08%
        Clermont        11.12%          28.53%
        S&P 500*        10.09%          58.15%

OUTLOOK

My outlook for the funds is that both Amerigo and Clermont are well positioned to move forward through the summer, and the rest of 2000. I will be keeping an eye on the managers who have been a part of AdvisorOne's success, keeping them as a large part of our portfolios. I feel confident in the areas we are overweighted and I will also pay close attention to the asset classes I have chosen to underweight, looking for a turning point in their performance.

[GRAPH] The following information was presented as a line graph:

                               GROWTH OF $ 10,000

                            AMERIGO        CLERMONT       S&P 500
                            -------        --------       -------
     July 14, 1997          $ 10,000       $ 10,000       $ 10,000
     July 31, 1997        $10,550.00     $10,350.00     $10,458.20
     October 31, 1997     $10,156.00     $10,172.00     $10,566.76
     January 31, 1998     $11,321.00     $10,994.00     $11,986.32
     April 30, 1998       $11,361.00     $10,790.00     $12,483.07
     July 31, 1998         $9,785.00      $9,538.00     $10,740.54
     October 31, 1998     $11,863.00     $10,866.00     $13,384.76
     January 31, 1999     $12,475.00     $11,144.00     $14,006.95
     April 30, 1999       $13,448.00     $11,762.00     $14,947.08
     July 31, 1999        $13,237.00     $11,400.00     $13,967.09
     October 31, 1999     $16,709.00     $12,838.00     $15,998.28
     January 31, 2000     $17,775.00     $13,318.00     $16,317.65
     April 30, 2000       $16,608.00     $12,853.00     $15,815.13


Past performance is no guarantee of comparable future results. Market volatility can significantly affect short-term performance.

**** Amerigo and Clermont may contain international securities that which may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation and differences in liquidity. Both funds may contain bond positions which may effect the overall performance when compared to an index containing all equity securities, such as the S&P 500 Index.

8   The CLS AdvisorOne Funds


CLS AdvisorOne Funds
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                 The Amerigo Fund
April 30, 2000

                                                                           % of
                                                               Shares    Net Assets    Value
                                                               ------    ----------    -----
Registered Investment Companies

Large Cap Value
   Masters Select Equity Fund                                   73,508       3.13%   $1,120,227

Large Cap Growth
   Rydex OTC Fund #                                            145,456      11.29%    4,042,226
   Nations Marsico Focused Equities Fund -- Advisor Class #     41,047       2.38%      854,189
   Janus Mercury Fund                                           16,798       2.11%      757,244
   Janus Growth and Income Fund                                 16,322       1.96%      698,584
   Warburg Pincus Capital Appreciation Fund #                   21,274       1.82%      652,273
   Warburg Pincus Health Sciences Fund #                        32,714       1.59%      568,892
   Janus Global Technology Fund                                    320       0.03%       10,349

Large Cap Blend
   S&P Depositary Receipts *                                    28,900      11.70%    4,193,209
   SSgA Growth and Income Fund                                  58,455       4.06%    1,454,356
   Strong Growth and Income Fund #                              21,363       1.75%      627,231

Mid Cap Value
   Oakmark Select Fund                                          80,974       4.52%    1,618,674

Small Cap Value
   Weitz Series Hickory Fund                                    29,605       2.74%      983,491

Small Cap Growth
   TIP Funds Turner Small Cap Equity Fund #                     29,966       3.63%    1,301,718
   Undiscovered Managers Behavioral Growth Fund #               21,622       1.88%      674,811
   Baron Asset Fund #                                            8,678       1.44%      516,869
   O'Shaughnessy Cornerstone Growth Fund #                      28,977       1.42%      510,573
   Fidelity Advisor Small Cap Fund #                            24,204       1.36%      487,460

Bonds
   Rydex U.S. Government Bond Fund                              92,274       2.36%      845,231

International Equity
   Janus Overseas Fund #                                        48,814       5.23%    1,873,471
   Montgomery Global Long-Short Fund #                          53,584       4.56%    1,634,862
   Federated International Small Company Fund -- Class A #      43,211       4.06%    1,456,214
   Fidelity Advisor International Capital Fund                  28,718       1.48%      528,702
   Templeton Developing Markets Trust Fund                       6,807       0.25%       89,926

Total Registered Investment Companies
   (Cost $19,194,871)                                                       76.75%   27,500,782


Money Market Mutual Funds
   Flex-funds Money Market Fund                              8,232,299      22.97%    8,232,299
   Alliance Prime Portfolio                                     55,199       0.15%       55,199

Total Money Market Mutual Funds
   (Cost $8,287,498)                                                        23.12%    8,287,498


Total Investments
   (Cost $27,482,369)                                                       99.87%   35,788,280


Other Assets in Excess of Liabilities                                        0.13%       52,473


Total Net Assets                                                              100%  $35,840,753

     #    Represents non-income producing security.

     * Standard & Poor's Depositary Receipts are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.

   See accompanying notes to financial statements.

                                              Annual Report APRIL 30, 2000   9


[CHART] The following information was presented as a pie chart:

AMERIGO'S COMPOSITION %

U.S. Stocks - 58.81%
Bonds & Cash - 25.48%
International - 15.58%

Composition % based on holdings of underlying funds as a % of net assets within Amerigo as of April 30, 2000.



THE AMERIGO FUND'S
INVESTMENT STYLE % IN U.S.
STOCK FUNDS
AS A % OF NET ASSETS
APRIL 30, 2000

        M C
        A A
        R P      VALUE   BLEND   GROWTH
        K I      -----   -----   ------
        E T
        T A      3.13%   17.51%  21.18%   LARGE
          L
          I
          Z      4.52%                    MID
          A
          T
          I      2.74%            9.73%   SMALL
          O
          N           S T Y L E

10   The CLS AdvisorOne Funds


CLS AdvisorOne Funds
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                               The Clermont Fund
April 30, 2000

                                                                           % of
                                                              Shares     Net Assets     Value
                                                              ------     ----------     -----
Registered Investment Companies

Large Cap Value
   Invesco Financial Strategic Utilities Fund                 21,829        4.03%     $414,963
   Gateway Fund                                                4,216        1.01%      103,513

Large Cap Growth
   Invesco Blue Chip Growth Fund                             151,357       11.64%    1,198,747
   Rydex OTC Fund #                                            7,755        2.09%      215,515

Large Cap Blend
   S&P Depositary Receipts *                                  12,200       17.19%    1,770,144

Mid Cap Value
   Oakmark Select Fund                                        28,886        5.61%      577,434
   Weitz Series Fund Value Portfolio                          15,444        4.79%      493,275

Small Cap Value
   Third Avenue Value Fund #                                   3,499        1.44%      148,111

Small Cap Growth
   Baron Growth & Income Fund #                                6,586        2.03%      208,657

Bonds
   Strong Corporate Bond Fund                                 72,079        7.21%      742,417
   Invesco High-Yield Bond Fund                              115,391        6.79%      699,271
   Fidelity Advisor Intermediate Bond Fund                    39,463        3.88%      399,760
   Rydex U.S. Government Bond Fund                            13,182        1.17%      120,751
   Strong Short-Term High-Yield Bond Fund                     10,480        1.01%      103,958

International Equity
   Tweedy Browne Global Value Fund                            39,457        8.12%      836,488
   Montgomery Global Long-Short Fund #                        20,394        6.04%      622,211

Total Registered Investment Companies
   (Cost $7,431,700)                                                       84.05%    8,655,215


Money Market Mutual Funds
   Flex-funds Money Market Fund                            1,547,128       15.02%    1,547,128
   Alliance Prime Portfolio                                   28,681        0.28%       28,681

Total Money Market Mutual Funds
   (Cost $1,575,809)                                                       15.30%    1,575,809

Total Investments
   (Cost $9,007,509)                                                       99.35%   10,231,024


Other Assets in Excess of Liabilities                                       0.65%       67,006


Total Net Assets                                                             100%  $10,298,030

     #    Represents non-income producing security.

     * Standard & Poor's Depositary Receipts are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.

   See accompanying notes to financial statements.

                                              Annual Report APRIL 30, 2000   11


[CHART] The following information was presented as a pie chart:

CLERMONT'S COMPOSITION %

U.S. Stocks - 49.83%
Bonds & Cash - 35.36%
International - 14.16%

Composition % based on holdings of underlying funds as a % of net assets within Amerigo as of April 30, 2000.



THE CLERMONT FUND'S
INVESTMENT STYLE % IN U.S.
STOCK FUNDS
AS A % OF NET ASSETS
APRIL 30, 2000

        M C
        A A
        R P      VALUE   BLEND   GROWTH
        K I      -----   -----   ------
        E T
        T A      5.04%   17.19%  13.73%   LARGE
          L
          I
          Z     10.40%                    MID
          A
          T
          I      1.44%            2.03%   SMALL
          O
          N           S T Y L E

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2000


                                                     The Amerigo   The Clermont
                                                         Fund          Fund
                                                         ----          ----
Assets:
   Investments, at market value (cost $27,482,369    $ 35,788,280  $ 10,231,024
     and $9,007,509, respectively)
   Interest and dividends receivable                       35,625         6,414
   Receivable from advisor                                    ---        30,892
   Unamortized organization costs                          22,839        22,839
   Prepaid expense and other assets                        41,427        32,749
   Total Assets                                        35,888,171    10,323,918

 Liabilities:
   Management fees payable                                 17,571           ---
   Other accrued liabilities                               29,847        25,888
   Total Liabilities                                       47,418        25,888

 Net Assets                                          $ 35,840,753  $ 10,298,030

 Components of Net Assets:

   Capital                                           $ 26,333,073  $  8,774,778
   Accumulated distributions in excess of net             435,876        84,956
     investment income
   Accumulated undistributed net realized gains           765,893       214,781
   Net unrealized appreciation of investments           8,305,911     1,223,515
   Total Net Assets                                  $ 35,840,753  $ 10,298,030

 Capital Stock Outstanding                              2,190,520       846,512

 Net Asset Value -- Offering and Redemption Price    $      16.36  $      12.17
   Per Share

   See accompanying notes to financial statements.


12   The CLS AdvisorOne Funds

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2000


                                                       The Amerigo  The Clermont
                                                           Fund         Fund
                                                           ----         ----
 Investment Income:

   Dividends                                              $  241,699  $ 230,828
   Total Investment Income                                   241,699    230,828

 Fund Expenses:

   Investment advisory fees                                  258,710     86,251
   Legal expense                                              35,524     31,912
   Administrative fees                                        29,939     29,939
   Transfer agent fees                                        28,692     20,124
   Registration                                               24,989     23,275
   Fund accounting fees                                       19,947     20,002
   Printing and postage expense                               17,264      5,172
   Insurance expense                                          16,674      8,498
   Trustee fees                                               11,713     11,713
   Audit fees                                                 11,648     11,648
   Amortization of organization expense                       10,392     10,392
   Custodian fees                                              8,736      6,456
   Miscellaneous expenses                                      1,418      1,798
   Total expenses before reimbursements                      475,646    267,180

     Expenses waived by advisor                             (176,969)   (86,251)
     Reimbursement of expenses by advisor                        ---    (81,348)

   Net Expenses                                              298,677     99,581

 Net Investment Income (Loss)                                (56,978)   131,247

 Realized and Unrealized Gains from Investments:

   Net realized gains from investment transactions           357,070      1,971
   Net realized gains from distributions of realized       1,061,919    301,239
     gains by other investment companies
   Net increase in unrealized appreciation of investments  4,865,831    471,087
   Net realized and unrealized gains from investments      6,284,820    774,297

 Net Increase in Net Assets Resulting from Operations     $6,227,842  $ 905,544


   See accompanying notes to financial statements.


                                              Annual Report APRIL 30, 2000   13

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  The Amerigo Fund                     The Clermont Fund

 Increase In Net Assets:                               For the Year Ended For the Year Ended For the Year Ended For the Year Ended
                                                        April 30, 2000    April 30, 1999     April 30, 2000     April 30, 1999
   Operations:

     Net investment income (loss)                     $        (56,978) $        (68,623) $        131,247  $         99,008
     Net realized gains from investment transactions         1,418,989            97,342           303,210            72,054
       and distributions of realized gains by other
       investment companies
     Net increase in unrealized appreciation of investments  4,865,831         2,728,302           471,087           485,096

     Net Increase in Net Assets Resulting from Operations    6,227,842         2,757,021           905,544           656,158

   Dividends and Distributions to Class N Shareholders:

     From net investment income                                    ---               ---          (130,062)          (99,008)
     In excess of net investment income                            ---               ---               ---            (1,046)
     From net realized gains                                  (307,899)              ---           (90,277)              ---
     Net Decrease in Net Assets Resulting from Dividends      (307,899)              ---          (220,339)         (100,054)
       and Distributions to Shareholders

   Capital Transactions:

     Proceeds from shares subscribed                        15,631,548        13,030,874         4,437,088         5,587,792
     Reinvestment of dividends                                 303,361               ---           219,933            99,556
     Cost of shares redeemed                                (5,548,053)       (3,811,473)       (2,864,279)       (2,863,923)

     Net Increase in Net Assets Resulting from Capital      10,386,856         9,219,401         1,792,742         2,823,425
       Transactions

   Total Increase In Net Assets                             16,306,799        11,976,422         2,477,947         3,379,529

   Net Assets - Beginning of Period                         19,533,954         7,557,532         7,820,083         4,440,554

   Net Assets - End of Period                         $     35,840,753  $     19,533,954  $     10,298,030  $      7,820,083

   Share Transactions:

     Subscribed                                              1,020,039         1,181,402           377,897           546,210
     Reinvested                                                 20,037               ---            18,713             9,453
     Redeemed                                                 (365,670)         (329,748)         (246,300)         (270,426)

     Net Increase in Shares Outstanding                        674,406           851,654           150,310           285,237

   See accompanying notes to financial statements.


14   The CLS AdvisorOne Funds                  Annual Report APRIL 30, 2000   15

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                The Amerigo Fund

                                                                                           For the Period
                                                  For the Year Ended For the Year Ended  from July 14, 1997*
                                                   April 30, 2000     April 30, 1999     through April 30, 1998


 Net Asset Value, Beginning of Period            $           12.88  $           11.37   $            10.00

 Investment Operations:

   Net investment income (loss)                              (0.03)             (0.05)                0.02
   Net realized and unrealized gains from investments         3.68               1.56                 1.39

   Total                                                      3.65               1.51                 1.41

 Distributions:

   From net investment income                                  ---                ---                (0.02)
   In excess of net investment income                          ---                ---                (0.02)
   From net realized gains                                   (0.17)               ---                  ---

   Total                                                     (0.17)               ---                (0.04)

 Net Asset Value, End of Period                  $           16.36  $           12.88   $            11.37

 Total Return                                                28.48%             13.28%               14.11%(1)

 Ratios/Supplemental Data:

   Net assets, end of period                     $      35,840,753  $      19,533,954   $        7,557,532
   Ratio of expenses to average net assets (3)                1.15%              1.15%                1.15%(2)
   Ratio of net investment income (loss) to average          (0.22%)            (0.51%)               0.15%(2)
     net assets
   Ratio of expenses to average net assets, before            1.83%              2.29%                4.45%(2)
     voluntary fee reductions and reimbursements (3)
   Ratio of net investment income (loss) to average          (0.90%)            (1.65%)              (3.15%)(2)
     net assets before voluntary fee reductions
     and reimbursements
   Portfolio turnover rate                                    9.93%             37.56%               14.36%(1)

     (1)  Not annualized.
     (2)  Annualized.
     (3) These ratios exclude the expenses of the mutual funds in which the Funds invest.
     *    Date of commencement of operations

 See accompanying notes to financial statements.


16   The CLS AdvisorOne Funds

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                The Clermont Fund

                                                                                             For the Period
                                                   For the Year Ended  For the Year Ended  from July 14, 1997*
                                                    April 30, 2000      April 30, 1999     through April 30, 1998

  Net Asset Value, Beginning of Period            $           11.23   $           10.81   $            10.00

  Investment Operations:

    Net investment income                                      0.18                0.14                 0.17
    Net realized and unrealized gains from investments         1.06                0.42                 0.80

    Total                                                      1.24                0.56                 0.97

  Distributions:

    From net investment income                                (0.18)              (0.14)               (0.16)
    From net realized gains                                   (0.12)                ---                  ---

    Total                                                     (0.30)              (0.14)               (0.16)

  Net Asset Value, End of Period                  $           12.17   $           11.23   $            10.81

  Total Return                                                11.12%               5.31%                9.84%(1)

  Ratios/Supplemental Data:

    Net assets, end of period                     $      10,298,030   $       7,820,083   $        4,440,554
    Ratio of expenses to average net assets (3)                1.15%               1.15%                1.15%(2)
    Ratio of net investment income to average net              1.51%               1.46%                2.53%(2)
      assets
    Ratio of expenses to average net assets, before            3.08%               3.31%                5.95%(2)
      voluntary fee reductions and reimbursements (3)
    Ratio of net investment income (loss) to average          (0.42%)             (0.70%)              (2.27%)(2)
      net assets before voluntary fee reductions and
      reimbursements
    Portfolio turnover rate                                   18.27%              64.67%               22.24%(1)

     (1)  Not annualized.
     (2)  Annualized.
     (3) These ratios exclude the expenses of the mutual funds in which the Funds invest.
     *    Date of commencement of operations

  See accompanying notes to financial statements.


                                              Annual Report APRIL 30, 2000   17

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000


1. ORGANIZATION

The CLS AdvisorOne Funds (the "Trust") was organized as a Massachusetts business trust on March 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of The Amerigo Fund and The Clermont Fund (individually, a "Fund"; collectively, the "Funds") which are two separate diversified, no-load series. Each Fund commenced operations July 14, 1997. Prior to the commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial shares of beneficial interest. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest ("shares") in each of the Trust's existing Funds and to create additional Funds. Each Fund issues its own series of shares. All shares have a par value of $0.10 per share, are fully-paid, non-assessable and fully-transferable when issued. All shares are issued as full or fractional shares. A fraction of a share has the same rights and privileges as a full share. Each full or fractional share has a proportionate vote. On issues affecting the Trust as a whole, all shares of the Trust vote together as one series. On issues affecting a particular Fund, only its shares vote.

     The Amerigo Fund's investment objective is capital appreciation and long-term growth of capital without regard to current income. The Clermont Fund's investment objective is growth of capital and a reasonable level of current income. The Funds are the only current series of the Trust and each Fund has issued two classes of shares. The Class N shares are no-load while certain redemptions of Class C shares made within the first year of purchase are subject to contingent deferred sales charges, in accordance with the Funds prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

     Although two classes of shares were issued during the year, new purchases into Class C shares were no longer accepted after December 1999 due to a planned merger, which will transfer the net assets of each Fund to a newly-created corresponding portfolio of the Orbitex Group of Funds in exchange for shares of the corresponding Orbitex Fund subsequent to April 30, 2000 (see note 6). As of December 29, 1999, there were no shareholders in either fund's Class C shares. Amounts and financial highlights pertaining to Class C shares have not been separately identified, as such amounts are not material to the financial statements.

     2. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

SECURITY VALUATION: Each Fund seeks to achieve its investment objective by investing in a portfolio of open-end or closed-end investment


18   The CLS AdvisorOne Funds

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED
April 30, 2000


companies (the "underlying funds"). Underlying funds are valued at their respective net asset values as reported by such investment companies under the Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market values (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established by the board of directors of the underlying funds. Other assets of each Fund are valued at their current market value if quotations are readily available. Otherwise, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.

     The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount on shares of any closed-end investment company purchased by a Fund will decrease. Similarly, there can be no assurance that the market premium on shares of any closed-end investment company purchased by a Fund will not decrease. As of April 30, 2000, the Funds did not hold any shares of closed-end investment companies.

FOREIGN SECURITIES: An underlying fund may invest its assets in securities of foreign issuers. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include political and economic developments, including the possible expropriation of assets, confiscatory taxation, imposition of exchange controls or other foreign governmental laws and restrictions. In addition, there may be less publicly available information about foreign issuers than is available about domestic issuers, and the value of the underlying funds' foreign securities may be adversely affected by fluctuations in exchange rates between foreign currencies and the U.S. dollar. Interest and dividend income from foreign sources received by an underlying fund may be subject to foreign taxes.

SECURITY TRANSACTIONS: The Funds record purchases and sales of investments on the trade date. The Funds calculate realized gains and losses from sales of investments on the first-in first-out basis. The Funds recognize interest income on the accrual basis and record dividend income on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. On a quarterly basis, the Funds declare and pay dividends from net investment income, if any. On an annual basis, the Funds declare and pay net capital gain dividends, if any.

     Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to expiring capital losses carried forward and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with provisions of the Internal Revenue Code available to investment companies. Each Fund will distribute its taxable


                                              Annual Report APRIL 30, 2000   19

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED
April 30, 2000


income to its shareholders sufficient to relieve it from all Federal income taxes and excise taxes. Therefore, neither Fund recognized a provision for Federal income taxes or excise taxes for the period ended April 30, 2000.

INVESTMENT INCOME & EXPENSES: Income and realized and unrealized gains and losses are recorded as earned. Expenses of the Funds are recorded as incurred.

3. RELATED PARTY TRANSACTIONS: Each Fund has retained Clarke Lanzen Skalla Investment Firm, Inc. (the "Manager") as investment advisor pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions. Certain officers and directors of the Funds are also officers and directors of the Manager. The Manager earns an annual fee from each Fund at the rate of 1.00% of each Fund's average daily net assets.

     The Manager presently intends to waive management fees or reimburse each Fund through an expense reimbursement to the extent necessary to keep total expenses of each Fund at or below 1.15% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. Pursuant to such intentions, the Manager reimbursed The Amerigo Fund and The Clermont Fund $176,969 and $167,599, respectively, for the year ended April 30, 2000. To the extent the Funds do not increase net assets, the Funds are reliant on the ability of the Manager to continue to provide fee waivers and reimbursements. The Manager is dependent upon achieving its own financial goals, including targeted increases in the Funds' net assets through net sales of fund shares, in order to provide such support to the Funds.

4. INVESTMENT TRANSACTIONS: For the year ended April 30, 2000, purchases and sales of portfolio securities (excluding short-term securities) were as follows:

                The Amerigo Fund     The Clermont Fund

Purchases        $5,961,575             $1,982,849
Sales            $2,301,371             $1,465,196

Cost of investments for financial reporting purposes may differ from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of the amount of losses recognized for Federal income tax reporting purposes. As of April 30, 2000, the gross unrealized appreciation and depreciation of investments and the aggregate cost basis of investments for Federal income tax purposes were as follows:


20   The CLS AdvisorOne Funds

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED
April 30, 2000


                                The Amerigo Fund        The Clermont Fund

Gross unrealized appreciation      $8,385,260              $1,331,364
Gross unrealized depreciation         (79,349)               (107,849)
Net unrealized appreciation        $8,305,911              $1,223,515
Aggregate cost basis              $27,482,369              $9,007,509


5. RECLASSIFICATION OF CAPITAL ACCOUNTS: The Funds have adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Funds changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. As of April 30, 2000, the following reclassifications have been made to increase (decrease) such accounts:

                        Accumulated Net         Accumulated Net
                        Investment Income       Realized Gain (Loss)
                        (Loss)                  on Investments

The Amerigo Fund        $492,906                ($492,906)
The Clermont Fund        $70,197                 ($70,197)


6. Subsequent Event: On January 1, 2000 the Manager merged into a newly-created, wholly-owned indirect subsidiary of Orbitex Financial Services Group, Inc. On June 5, 2000 the Funds transferred their net assets to newly-created corresponding portfolios of the Orbitex Group of Funds in exchange for shares of the corresponding Orbitex Funds.


                                              Annual Report APRIL 30, 2000   21

CLS AdvisorOne Funds
--------------------------------------------------------------------------------
Independent Auditors' Report


The Shareholders and Board of Trustees
of The CLS AdvisorOne Funds:


We have audited the accompanying statements of assets and liabilities of The CLS AdvisorOne Funds - The Amerigo Fund and The Clermont Fund (the Funds), including the portfolios of investments, as of April 30, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of April 30, 2000, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The CLS AdvisorOne Funds at April 30, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                KPMG LLP

Columbus, Ohio
June 6, 2000




22   The CLS AdvisorOne Funds

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)


On December 22, 1999, the Trust held a Special Meeting of Shareholders to consider two proposals. The shareholders approved both proposals considered as follows (with actual vote tabulations):

1. To consider and act upon the approval of an agreement and plan of reorganization, pursuant to which each Fund will transfer its assets and liabilities to a newly-created, corresponding portfolio of the Orbitex Group of Funds in exchange for shares of the corresponding Orbitex Fund (the "Reorganization"). The Reorganization is related to the pending merger of Clarke Lanzen Skalla Investment Firm, Inc. ("CLS Advisors"), with and into a newly-created, wholly-owned, indirect subsidiary of Orbitex Financial Services Group, Inc. ("New Advisor"). This reorganization is expected to be effective on June 5, 2000.

--------------------------- ------------------------- -------------------------
         In Favor                   Against                  Abstained
--------------------------- ------------------------- -------------------------
--------------------------- ------------------------- -------------------------
        1,691,882                    33,090                    50,848
--------------------------- ------------------------- -------------------------

2. To consider and act upon the approval of interim investment advisory agreements between the Trust, on behalf of each Fund, and the New Advisor, which would be effective for the period from December 23, 1999 (or such later date on which the merger of CLS Advisors with and into New Advisors occurs) through the date on which the Reorganization occurs.

--------------------------- ------------------------- -------------------------
         In Favor                   Against                  Abstained
--------------------------- ------------------------- -------------------------
--------------------------- ------------------------- -------------------------
        1,679,733                    38,058                    58,029
--------------------------- ------------------------- -------------------------


                                              Annual Report APRIL 30, 2000   23

     This report is authorized for use when preceded or accompanied by a prospectus for the CLS AdvisorOne Funds. Read the prospectus carefully before investing. Past performance is not a guarantee of future results. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and subject to change.


                     CLS AdvisorOne Funds, Omaha, NE 68154.


--------------------------------------------------------------------------------
                   Clarke Lanzen Skalla Investment Firm, Inc.
                             14747 California Street
                                Omaha, NE 68154





             The CLS AdvisorOne Funds ANNUAL REPORT, April 30, 2000